                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  August 5, 1998


                     ASPECT TELECOMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    0-18391
                            (Commission File Number)

     CALIFORNIA                           94-2974062
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation)


                    1730 FOX DRIVE, SAN JOSE, CA 95131-2312
            (Address of principal executive offices, with zip code)

                                  408-325-2200
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On July 28, 1998, the registrant issued a press release announcing that the registrant intends to make a private offering of zero coupon convertible subordinated debentures.

     A copy of the press release is attached as Exhibit 1.

     On August 5, 1998, the registrant issued a press release announcing the terms of its private offering of zero coupon convertible subordinated debentures.

     A copy of the press release is attached as Exhibit 2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

     Exhibit 1 Aspect Telecommunications Corporation Press Release dated July 28, 1998.

     Exhibit 2 Aspect Telecommunications Corporation Press Release dated August 5, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ASPECT TELECOMMUNICATIONS
                                              CORPORATION


Date:  August 5, 1998                         By: /s/ Eric J. Keller
                                                 ______________________
                                                 Eric J. Keller
                                                 Vice President, Finance and
                                                 Chief Financial Officer

                               INDEX TO EXHIBITS



     Exhibit
       No.                            Exhibit
     -------                          -------
       1           Press Release (dated July 28, 1998) Regarding
                   Announcement of Offering of Convertible
                   Subordinated Debentures.

       2           Press Release (dated August 5, 1998)
                   Regarding the Terms of Offering of
                   Convertible Subordinated Debentures.